                                                                   EXHIBIT 10.9

                   TOSHIBA AMERICA INFORMATION SYSTEMS, INC.
                               RESELLER AGREEMENT
                                   No. 00159

                   TOSHIBA AMERICA INFORMATION SYSTEMS, INC.

                           COMPUTER SYSTEMS DIVISION

               This Agreement is made on this day of May 1, 1990, by and between the Computer Systems Division of Toshiba America Information
           Systems. Inc., a California Corporation, doing business at

            9740 Irvine Boulevard, Irvine, California 92718 ("CSD"),

        and            Manchester Equipment Co., Inc.
            ------------------------------------------------------
                (Type or Print Full Legal Name of Reseller)
                          (hereinafter "RESELLER").

        CSD is a manufacturer of computer products and accessories. RESELLER desires to purchase certain CSD products and accessories for resale.

1.      APPOINTMENT:

        CSD appoints the RESELLER, and the RESELLER accepts the appointment to be a non-exclusive independent marketer of the Products described in Schedule "A" ("Authorized Products").

2.      TERRITORY:

        RESELLER shall market and sell the Authorized Products only in the geographic territory described in Schedule "B".

3.      RESPONSIBILITIES OF RESELLER:

         (a) Purchase Authorized Products in accordance with the minimum purchase commitment described in Schedule "C", which may be amended unilaterally by CSD from time to time;

         (b) Make sufficient purchases of Products to meet market demand in a timely manner.

         (c) Maintain, and prominently display, at each of its sales offices/stores, a properly functioning current model demonstration unit for each category of Authorized Products;

         (d) Maintain and train a sales force capable of selling the Authorized Products;

         (e) Provide CSD with reports as CSD may request from time to time, including sales-out-by-location and inventory levels.

         (f) Sell only to end-users, not by mail nor telephone order, and only after there has been at least one (1) face-to-face communication with the end-user,

         (g) Provide or arrange for professional, prompt, and expert installation, warranty and service support for the Authorized Products sold in the territory; and,

         (h) Comply with all Federal, State, and Local laws, rules and regulations.

4.      RESPONSIBILITIES OF CSD:

         (a) Sell Authorized Products to the RESELLER in response to orders, subject to the terms and conditions of this Agreement;

         (b) Provide RESELLER with marketing literature and other technical information from time to time; and,

         (c) Conduct service, sales and marketing training programs;

         (d) Maintain the following policies in accordance with Schedule "D":
Price Protection, Return of Detective Products, Stock Balancing.

        Charges, if any, for any service or information may be established periodically by CSD.

5.      PURCHASES:

         (a) CSD agrees to sell Authorized Products to RESELLER only in accordance with the terms of this Agreement, and RESELLER agrees that the terms of this Agreement supersede any inconsistent or different terms contained in any RESELLER Purchase Order;

         (b) All orders shall be shipped F.O.B. CSD's Distribution Facility, and risk of loss will pass to the RESELLER once the Authorized Products are placed in the custody of a common carrier;

         (c) RESELLER will pay for the Authorized Products in accordance with such payment and credit terms as CSD may establish from time to time;

         (d) Delivery dates shall be deemed to be estimates only; and,

         (e) CSD may allocate delivery of the Authorized Products among all CSD customers in a manner which CSD deems to be fair and reasonable.

6.      WARRANTIES AND EXCLUSIONS:

         (a) The CSD standard warranty, which is extended only to end-users, shall apply to the Authorized Products;

         (b) Only CSD may amend, modify or change the CSD warranty;

         (c) NEITHER CSD NOR ITS PARENT ORGANIZATION MAKE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND TO THE RESELLER, WITH RESPECT TO THE AUTHORIZED PRODUCTS;

         (d) CSD AND ITS PARENT ORGANIZATION DISCLAIM ALL WARRANTIES TO RESELLER WITH RESPECT TO THE AUTHORIZED PRODUCTS WHETHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR
A PARTICULAR PURPOSE;

         (e) RESELLER shall have sole responsibility for any warranty it extends to an end-user if the warranty differs from the CSD warranty.

7.      DURATION AND TERMINATION:

        (a) This Agreement shall originally be for a term ending on the March 31st which follows the date of this Agreement, and shall automatically renew for successive one year periods, unless CSD gives notice of termination with or without cause at least sixty (60) days prior to the next March 31st of the then current Agreement period.

        (b) With or Without Cause, CSD or RESELLER may terminate this Agreement at any time for any reason, with or without cause, upon sixty (60) days prior written notice.

        (c) Upon termination of this Agreement for whatever reason, RESELLER shall pay CSD any debit balance RESELLER has with CSD.

        (d) IN NO EVENT SHALL RESELLER BE ENTITLED TO INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, IF THIS AGREEMENT IS TERMINATED.

         8. [DELETED]

         9. LIMITATION OF LIABILITY:

            In no event shall the liability of CSD, Toshiba America Information Systems, Inc., or of Toshiba Corporation, whether based on an action or claim in contract, tort or otherwise, arising out of or relating to the sale of particular units of Authorized Products exceed the purchase price charged by CSD. In no event shall CSD's liability, whether in contract, tort or otherwise, for any other matter arising out of this Agreement exceed Fifty Thousand
Dollars ($50,000.00).

        10. SOFTWARE:

            CSD may make available to RESELLER certain rights to use or license software for use with the Products. No rights are granted to RESELLER with respect to the use or license of any such software by reason of this Agreement, except as required by law. The grant of any other rights with respect to any software is outside of the scope of this Agreement and shall be the subject of a separate license or sublicense agreement if granted. Any breach of such license or sublicense agreement shall, however, also be deemed a breach of this Agreement and a cause for termination.

        11. INDEMNITY FOR PATENTS, TRADEMARKS AND PROPRIETARY RIGHTS:

            (a) CESSATION OF SALES IN INSTANCES OF INFRINGEMENT AND POSSIBLE
INFRINGEMENT: In the event any Authorized Products or related goods become, or in CSD's opinion are likely to become the subject of a claim of infringement or wrongful use of any patent, trademark, copyright or other proprietary right in the Territory, RESELLER shall cease to distribute such Authorized Products upon receipt of written instructions from CSD.

            (b) INDEMNITY BY CSD: In the event that a claim of infringement is made, or in CSD's judgment a possible claim of infringement exists, in respect to any patent, trademark, copyright or other proprietary right affecting Authorized Products, and if such claim or possible claim is not covered by subparagraph (c), below, then CSD shall at its option either (i) modify the infringing Authorized Product so that the selling thereof by RESELLER ceases to be infringing or wrongful, (ii) procure for RESELLER the right to continue selling such Authorized Product, or (iii) demand the return to CSD of all such Authorized Products and upon receipt CSD will grant RESELLER full credit for the purchase price of the Authorized Products returned in their original cartons. Subject to RESELLER's fulfillment of all of its obligations, CSD shall defend any suit or proceeding brought against RESELLER or its customers insofar as such suit or proceeding is based upon a claim (other than a claim covered by subparagraph c. below) that any of the Authorized products purchased by RESELLER infringe or constitute wrongful use of any patent, trademark, copyright or other proprietary right under the laws within the territory.

RESELLER shall notify CSD in writing of any such suit or proceeding, promptly upon first learning of such suit or proceeding, and shall provide CSD, at no cost, with such assistance and cooperation as CSD may request in the defense of the case. CSD shall have complete control over any such suit or proceeding including without limitation the right to settle on behalf of RESELLER on any terms CSD deems desirable in the sole exercise of its discretion, provided that CSD shall pay all damages and costs finally awarded against RESELLER or payable by RESELLER pursuant to a settlement agreement.

            (c) INFRINGEMENT NOT THE RESPONSIBILITY OF CSD: CSD shall not have any liability whatsoever to RESELLER or any of RESELLER's customers or end-users for any loss or damage resulting from a claim of infringement or wrongful use based upon or arising from (i) CSD's compliance with RESELLER's instructions, (ii) the use of any equipment, products, software, data or other work not manufactured, designed, assembled or supplied by CSD, (iii) the use of any Authorized Product in implementing or practicing a process, (iv) infringement resulting from a combination, alteration or configuration of equipment, except as recommended by CSD in writing, or (v) the use of any non-CSD name or mark or of any work not authorized by CSD.

            (d) DISCLAIMER OF LIABILITY: EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH, CSD AND ITS SUPPLIERS DISCLAIM ALL LIABILITY WHATSOEVER TO RESELLER, OR CUSTOMERS OR END-USERS FOR LOSS OR DAMAGE, INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO ANY ALLEGATION OR DETERMINATION THAT ANY AUTHORIZED PRODUCT OR ANY ACTION IN CONNECTION WITH AN AUTHORIZED PRODUCT INFRINGES OR CONSTITUTES INFRINGEMENT OR WRONGFUL USE OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER PROPRIETARY RIGHT UNDER THE LAWS OF THE TERRITORY. THE OBLIGATIONS AND RIGHTS UNDER THIS PARAGRAPH SHALL SURVIVE THE TERM AND TERMINATION OF THIS AGREEMENT FOR ANY REASON WHATSOEVER.

            (e) RESELLER shall not use and is strictly prohibited from using, any TOSHIBA trademark or trade names as part of RESELLER's trademarks or names or in any manner which CSD concludes, in its sole judgment, is unfair, confusing or misleading to the public or which otherwise adversely reflects upon the good name and reputation of CSD. Toshiba America Information Systems, Inc., or Toshiba Corporation.

        12. ASSIGNMENT AND OWNERSHIP:

            RESELLER may not assign this Agreement or enter into any subdealer or joint venture arrangements concerning the Authorized Products. CSD reserves the right to terminate this agreement if RESELLER changes its senior management, control or principal ownership.

        13. INDEPENDENT CONTRACTOR:

            RESELLER acknowledges that it is an independent Marketer of Authorized Products and related goods, that RESELLER has not been granted a franchise by CSD, that RESELLER is not CSD's agent, and that RESELLER shall not
(a) commit CSD to any contractual obligation, (b) make any warranties or statements ostensibly on behalf of or approved by CSD with respect to Authorized Products other than those set forth in CSD's advertising and warranty literature, or (c) engage in any conduct violative of Federal, State, or local laws or regulations. Unless specifically otherwise provided, RESELLER shall indemnify and hold CSD harmless from all claims, lawsuits or liability (including attorneys' fees and costs) arising out of RESELLER's marketing and related business activities.

        14. EXPORT:

            This Agreement involves Products and/or technical data that may be controlled under the U.S. Export Administration Regulations, and may be subject to the approval of the U.S. Department of Commerce prior to export. Any export, directly or indirectly, in contravention of the U.S. Export Administration Regulations is strictly prohibited.

        15.  ADDITIONAL SCHEDULES:

        The following additional schedules are attached hereto and incorporated
herein:     none
        ------------

        16.  MISCELLANEOUS:

        (a) RESELLER agrees to observe complete confidentiality with regard to any non-public technical, marketing, price or other information which is disclosed by CSD. These confidentiality requirements shall survive termination of this Agreement.

        (b) CSD shall not be liable for any delay or failure to perform this Agreement because of any unforeseen circumstances or causes beyond CSD's reasonable control.

        (c) This Agreement may not be modified or amended, except in a writing signed by RESELLER and CSD's Vice President-General Manager. Either party may waive a provision in this Agreement which is to its benefit upon written notice to the other party. A waiver of any provision in any one instance shall not be deemed a waiver of any provision in any other instance.

        (d) This Agreement, and the schedules attached hereto, constitute the entire understanding of the parties with respect to its subject matter. There are no other agreements, either oral or written, pertaining to this Agreement. All prior agreements are cancelled and superseded by this Agreement. Except as provided in this Agreement, there are no inducements for the RESELLER to enter into this Agreement.

        (e) This Agreement shall be deemed performed in and shall be construed and governed by the laws of the State of California, excluding its Conflict of Laws provisions. In the event of any dispute arising under the terms of this Agreement, such dispute shall be heard by a Judge alone without a jury.

        (f) This Agreement shall be executed in duplicate, each copy being considered an original, but both taken together shall constitute but one agreement.

        (g) This Agreement shall not be binding upon CSD until it has been executed by CSD's Vice President-General Manager.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         Manchester Equipment Co., Inc.
--------------------------------------------------------------------------------
                  (Type or Print Full Legal Name of Reseller)

By:                            /s/ Joel Gilberts
    ----------------------------------------------------------------------------
                                  (Signature)

Printed Name:                     Joel Gilberts
              ------------------------------------------------------------------

Title:                           Vice President
       -------------------------------------------------------------------------


Address of
Principal Place of Business: 50 Marcus Blvd
                             ---------------------------------------------------

                             Hauppauge, NY 11788
--------------------------------------------------------------------------------

Legal Status
of Reseller:                      Corporation
             -------------------------------------------------------------------
                      (Sole Proprietorship, Partnership, Corporation)

State in Which Formed:       New York
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

        Accepted by
        TOSHIBA AMERICA INFORMATION SYSTEMS, INC.
        Computer Systems Division
        9740 Irvine Blvd.
        Irvine, California 92718


By  /s/
    ---------------------------------------------------
              Vice President-General Manager
                Computer Systems Division

                   TOSHIBA AMERICA INFORMATION SYSTEMS, INC.

                          RESELLER AGREEMENT NO. 00159

                                   SCHEDULE A
                            AUTHORIZED PRODUCTS LIST

In accordance with paragraph 1 of the CSD RESELLER Agreement, the following is the list of the AUTHORIZED PRODUCTS in which the RESELLER is authorized to deal:

             / X /   Battery Operated Lap Top Computers

             / X /   AC Powered Lap Top Computers

             / X /   Desk Tops/DOS Machines

             /   /   Other Products Specified Below:

                     1.
                       -------------------------------
                     2.
                       -------------------------------
                     3.
                       -------------------------------
                     4.
                       -------------------------------
                     5.
                       -------------------------------
                     6.
                       -------------------------------
AGREED TO:

DATE:   May 1, 1990

Manchester Equipment Co., Inc.
(Full Legal Name of Reseller)

By: /s/ Joel Gilberts
    ---------------------------
         (Signature)

Joel Gilberts
--------------------------------------         TOSHIBA AMERICA
(Printed Name of Person Signing             INFORMATION SYSTEMS, INC.
for Reseller)

Vice President                              BY: /s/
--------------------------------------          ---------------------------
(Title of Person Signing for Reseller)          Vice President--General Manager
                                                     Computer Systems Division

                   TOSHIBA AMERICA INFORMATION SYSTEMS, INC.

                          RESELLER AGREEMENT NO. 00159

                                   SCHEDULE B
                                   TERRITORY

In accordance with paragraph 2 of the CSD Reseller Agreement, the following sets forth the geographic territory and the specific locations through which RESELLER may promote, sell, market and service PRODUCTS to end-users. RESELLER will attach to Schedule "B" a list of all selling locations; said attachment will be known as "Exhibit A" and will become a part hereof. RESELLER agrees to update "Exhibit A" once every six months.

GEOGRAPHIC TERRITORY SHALL BE:

NEW YORK, MASSACHUSETTS, FLORIDA




RESELLER agrees to insure that all locations and/or franchises comply with the terms of the Reseller Agreement.

RESELLER, at the option of CSD, agrees to provide CSD headquarters with sales-out-by-location reports on or before the fifteenth (15th) day of each calendar month for sales in the previous calendar month. Sales out are to be submitted in a machine readable format to be determined by CSD's Director of Sales Administration. In addition to customer name and location (city, state and zip code), said report will include quantity and price of product sold. CSD shall keep such information confidential.

RESELLER, at the option of CSD, further agrees to provide CSD headquarters with inventory levels by location on or before the fifteenth (15th) day of each calendar month for inventory at the end of the previous calendar month. Inventory level reports are to be submitted in a machine readable format to be determined by CSD's Director of Sales Administration.


AGREED TO:

DATE:   May 1, 1990

Manchester Equipment Co., Inc.
(Full Legal Name of Reseller)

By: /s/ Joel Gilberts                       DATE:  May 1, 1990
    ---------------------------
         (Signature)

Joel Gilberts
--------------------------------------         TOSHIBA AMERICA
(Printed Name of Person Signing             INFORMATION SYSTEMS, INC.
for Reseller)

Vice President                              BY: /s/
--------------------------------------          ---------------------------
(Title of Person Signing for Reseller)          Vice President--General Manager
                                                     Computer Systems Division

     [LOGO]           MANCHESTER EQUIPMENT COMPANY, INC.
                  "The Computer Supply and Equipment Experts"

                                  "EXHIBIT A"

Manchester Equipment Co., Inc.
Two Penn Plaza; Suite 1995
New York, NY 10121
212-629-6969
FAX:    212-629-6983

Manchester Equipment Co., Inc.
62 Harvard Street; 3rd floor
Brookline, MA 02146
617-739-1555
FAX:    617-739-1191

Manchester Equipment Co., Inc.
1040-D West Prospect Road
Fort Lauderdale, FLA 33309
305-491-7660
FAX:    305-491-7703

Manchester Equipment Co., Inc.
5121 Ehrlich Road; Bldg. 105B
Tampa, FLA 33624
813-962-8088
FAX:    813-961-2122

Corporate Headquarters: 50 Marcus Blvd. - Hauppauge, NY 11788 - 516-434-8700 - 516-435-1199 - FAX 516-435-2113

                         DIRECT RESELLER QUESTIONNAIRE

COMPUTER SYSTEMS DIVISION              TOSHIBA AMERICA INFORMATION SYSTEMS, INC.

(1) Please provide us with the names of the individuals we should contact concerning the following:

        CONTRACTS:                                MARKETING PROMOTIONS:

        Joel Gilberts                             Joel Gilberts
        name                                      name

        Vice President                            Vice President
        title                                     title

        516-435-1199                              516-435-1199
        telephone #                               telephone #

        CO-OP FUNDS:                              CREDIT:

        Marla Schmidt                             Lorraine Coleman
        name                                      name

        Co-op Coordinator                         Chief Accountant
        title                                     title

        516-435-1199 or 516-366-0163              516-435-1199
        telephone #                               telephone #

(2) Does your company develop and/or market vertical application packages that would be relevant to Toshiba products?

        (yes/no)

If yes, please provide us with a brief description of (a) the package, its function and target markets; and (b) how and where the package was developed. Use reverse side of paper and attachments it necessary.



Periodic reports are made to the government on the following. Your submission of this information is optional.

                                        No
(3) Is your business minority-owned? ----------
                                      (yes/no)

(4) Is your business woman-owned?       No
                                     ----------
                                      (yes no)

                       TOSHIBA INFORMATION SYSTEMS, INC.

                         RESELLER AGREEMENT NO. 00159

                                  SCHEDULE C
                               DISCOUNT SCHEDULE


                            [No longer applicable]